                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                  --------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): July 2, 2003 (July 2, 2003)

                  --------------------------------------------


                           COMMUNITY BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         DELAWARE                                    0-16461                   63-0868361
(State or Other Jurisdiction                (Commission File Number)        (I.R.S. Employer
     of Incorporation)                                                   Identification Number)





               MAIN STREET                                                       35031
          BLOUNTSVILLE, ALABAMA                                                 (Zip Code)
(Address of Principal Executive Offices)


                                 (205) 429-1000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed From Last Report)

ITEM 5.  OTHER EVENTS

         On July 2, 2003, the Registrant issued a press release regarding management changes at Community Bank, Registrant's subsidiary. A copy of the press release is filed as Exhibit 99(a) hereto, which is incorporated herein by reference. On July 2, 2003 the Registrant mailed a copy of the press release to each of its stockholders with a cover letter which is filed as Exhibit 99(b) hereto and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit is filed herewith:

Exhibit Number       Description
--------------       -----------
99(a)                Press Release of the Registrant dated July 2, 2003
99(b)                Letter to Registrant's Stockholders dated July 2, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCSHARES, INC.


By: /s/ Patrick M. Frawley
   --------------------------------------
   Patrick M. Frawley
   Chairman, Chief Executive Officer and President


Date: July 2, 2003

                                  EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------
99(a)                 Press Release of the Registrant dated July 2, 2003
99(b)                 Letter to Registrant's Stockholders dated July 2, 2003